SHARE CAPITAL	6 Months Ended
Jun. 30, 2025
Stockholders' Equity Note [Abstract]
SHARE CAPITAL
NOTE 6 – SHARE CAPITAL:

a.	Ordinary shares

On April 1, 2025, the Company’s shareholders approved a reverse share split of all the Company’s outstanding ordinary shares at a ratio of between 2:1 and 10:1 at a special meeting of shareholders. On April 9, 2025, the Board of Directors approved a 1-for-10 reverse share split of the Company’s ordinary shares, which became effective on Friday, May 2, 2025. In conjunction with the reverse share split, pursuant to the amended articles of association, the par value of the Company’s ordinary shares was adjusted from 0.1 NIS per share to 1.0 NIS per share, and the share capital was adjusted from 50,000,000 to 5,000,000 ordinary shares. All references made to share or per share amounts in the condenced consolidated financial statements and applicable disclosures herein are presented to reflect retroactive effect to the reverse share split.

b.	Options grants

During the six months ended June 30, 2025, the Company granted 14,054 options to executive officers:

In February 2025, the Company granted a total of 14,054 options to executive officers to purchase ordinary shares at an exercise price of $8.96 per share.

The options vest over a period of 4 years; one quarter of the options vest on the first anniversary of the vesting commencement date (as described in each agreement) and the rest vest quarterly over the following three years. The options expire on the tenth anniversary of their grant date.

The weighted average fair value of options granted in February 2025 was 53$. The underlying data used for computing the fair value of the options are as follows:

2025
Value of one ordinary share	$6.0
Dividend yield	0%
Expected volatility	69.85%
Risk-free interest rate	4.48%
Expected term	7 years